UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2026
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02. Results of Operations and Financial Condition.
Shareholder Letter
On October 28, 2026, Etsy, Inc. (“Etsy”) issued a Shareholder Letter announcing its financial results for the quarter ended September 30, 2026. A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Information in Item 2.02 and Exhibit 99.1 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Lanny Baker as Chief Financial Officer

On October 28, 2026, Etsy also announced that Charles (Lanny) Baker will depart from his role as Chief Financial Officer. Mr. Baker is currently expected to remain in his role through March 1, 2027 and to serve in an advisory capacity through July 1, 2027. Etsy has retained an executive recruiting firm to assist in the search for his successor.

On October 27, 2026, Mr. Baker and Etsy entered into a separation agreement (the "Separation Agreement”) governing the terms of his departure and advisory period. Mr. Baker will continue to receive his base salary during the advisory period, and his equity will continue to vest, following which Mr. Baker will receive compensation and benefits consistent with a Qualifying Termination under Etsy’s Executive Severance Plan. In return, Mr. Baker will provide a customary general release and waiver of claims.

This description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is expected to be filed as an exhibit to Etsy’s Annual Report on Form 10-K for the year ended December 31, 2026.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Mr. Baker’s departure has been furnished as Exhibit 99.2 to this Form 8-K. Information in Item 7.01 and Exhibit 99.2 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference into any filing pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Shareholder Letter issued by Etsy, Inc. on October 28, 2026
99.2	Press Release issued by Etsy, Inc. on October 28, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Charles Baker
Charles Baker
Chief Financial Officer
Dated: October 28, 2026
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